Exhibit 99.2

DTE Energy®

2Q 2012

Supplemental Financial Information

DTE ENERGY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED)

	June 30	December 31
(in Millions)	2012	2011
ASSETS
Current Assets
Cash and cash equivalents	$185	$68
Restricted cash, principally Securitization	110	147
Accounts receivable (less allowance for doubtful accounts of $153 and $162, respectively)
Customer	1,239	1,317
Other	164	90
Inventories
Fuel and gas	487	572
Materials and supplies	223	219
Deferred income taxes	65	51
Derivative assets	221	222
Regulatory assets	194	314
Other	162	196
	3,050	3,196
Investments
Nuclear decommissioning trust funds	985	937
Other	533	525
	1,518	1,462
Property
Property, plant and equipment	23,081	22,541
Less accumulated depreciation, depletion and amortization	(8,929)	(8,795)
	14,152	13,746
Other Assets
Goodwill	2,020	2,020
Regulatory assets	4,390	4,539
Securitized regulatory assets	497	577
Intangible assets	67	73
Notes receivable	117	123
Derivative assets	75	74
Other	189	199
	7,355	7,605
Total Assets	$26,075	$26,009

DTE ENERGY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED) — (Continued)

	June 30	December 31
(in Millions, except shares)	2012	2011
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$728	$782
Accrued interest	94	95
Dividends payable	207	99
Short-term borrowings	39	419
Current portion long-term debt, including capital leases	848	526
Derivative liabilities	211	158
Other	508	549
	2,635	2,628
Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,528	6,405
Securitization bonds	391	479
Junior subordinated debentures	280	280
Capital lease obligations	13	23
	7,212	7,187
Other Liabilities
Deferred income taxes	3,263	3,116
Regulatory liabilities	1,007	1,019
Asset retirement obligations	1,641	1,591
Unamortized investment tax credit	60	65
Derivative liabilities	62	89
Accrued pension liability	1,224	1,298
Accrued postretirement liability	1,341	1,484
Nuclear decommissioning	149	148
Other	297	331
	9,044	9,141
Commitments and Contingencies
Equity
Common stock, without par value, 400,000,000 shares authorized, 171,754,812 and 169,247,282 shares issued and outstanding, respectively	3,549	3,417
Retained earnings	3,744	3,750
Accumulated other comprehensive loss	(151)	(158)
Total DTE Energy Company Equity	7,142	7,009
Noncontrolling interests	42	44
Total Equity	7,184	7,053
Total Liabilities and Equity	$26,075	$26,009

DTE ENERGY COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six Months Ended
	June 30
(in Millions)	2012	2011
Operating Activities
Net income	$305	$378
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	482	493
Deferred income taxes	81	14
Asset (gains) and losses, reserves and impairments, net	(7)	8
Changes in assets and liabilities, exclusive of changes shown separately	300	266
Net cash from operating activities	1,161	1,159
Investing Activities
Plant and equipment expenditures — utility	(708)	(684)
Plant and equipment expenditures — non-utility	(131)	(35)
Proceeds from sale of assets	15	9
Restricted cash for debt redemption, principally Securitization	15	2
Proceeds from sale of nuclear decommissioning trust fund assets	36	59
Investment in nuclear decommissioning trust funds	(44)	(76)
Other	(15)	(42)
Net cash used for investing activities	(832)	(767)
Financing Activities
Issuance of long-term debt	496	547
Redemption of long-term debt	(140)	(721)
Short-term borrowings, net	(380)	1
Issuance of common stock	20	—
Repurchase of common stock	—	(18)
Dividends on common stock	(199)	(190)
Other	(9)	(15)
Net cash used for financing activities	(212)	(396)
Net Increase (Decrease) in Cash and Cash Equivalents	117	(4)
Cash and Cash Equivalents at Beginning of Period	68	65
Cash and Cash Equivalents at End of Period	$185	$61

THE DETROIT EDISON COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2012	2011	2012	2011
Operating Revenues	$1,289	$1,240	$2,487	$2,432

Operating Expenses
Fuel and purchased power	428	417	805	795
Operation and maintenance	334	331	689	660
Depreciation and amortization	203	202	388	404
Taxes other than income	60	60	128	119
Asset (gains) and losses, net	(1)	(5)	(1)	14
	1,024	1,005	2,009	1,992

Operating Income	265	235	478	440

Other (Income) and Deductions
Interest expense	65	73	134	144
Other income	(11)	(11)	(27)	(21)
Other expenses	9	6	15	12
	63	68	122	135

Income Before Income Taxes	202	167	356	305

Income Tax Expense	75	63	132	116

Net Income	$127	$104	$224	$189

MICHIGAN CONSOLIDATED GAS COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2012	2011	2012	2011
Operating Revenues	$209	$238	$710	$918

Operating Expenses
Cost of gas	59	92	330	491
Operation and maintenance	95	102	194	203
Depreciation and amortization	23	22	46	44
Taxes other than income	13	14	31	31
	190	230	601	769
Operating Income	19	8	109	149

Other (Income) and Deductions
Interest expense	14	15	29	31
Interest income	(1)	(2)	(3)	(4)
Other income	(3)	(1)	(5)	(3)
Other expenses	1	—	2	1
	11	12	23	25
Income (Loss) Before Income Taxes	8	(4)	86	124

Income Tax Expense (Benefit)	3	(1)	30	45

Net Income (Loss)	$5	$(3)	$56	$79

DTE Energy Debt/Equity Calculation
As of June 30, 2012
($ millions)

Short-term borrowings	$39
Current portion of long-term debt, including capital leases	848
Mortgage bonds, notes and other	6,528
Securitization bonds, excluding current portion	391
Capital lease obligations	13
Other adjustments	258
less Securitization bonds, including current portion	(559)
50% Junior Subordinated Debentures	140
Total debt	7,658
50% Junior Subordinated Debentures	140
Total preferred/ other	140
Equity	7,142
Total capitalization	$14,940
Debt	51%
Junior Subordinated Debentures	1%
Common shareholders' equity	48%
Total	100%

Sales Analysis - Q2 2012
Electric Sales - Detroit Edison Service Area (GWh)				Electric Billings - Detroit Edison Service Area ($000s)

	Q2 2012	Q2 2011	% Change		Q2 2012	Q2 2011	% Change
Residential	3,587	3,607	(1)%	Residential	$523,858	$494,467	6%
Commercial	4,247	3,998	6%	Commercial	481,778	409,267	18%
Industrial	2,563	2,405	7%	Industrial	202,742	169,387	20%
Other (a)	221	239	(8)%	Other (b)	26,338	49,452	(47)%
	10,618	10,249	4%		$1,234,716	$1,122,573	10%
Choice	1,312	1,409	(7)%	Choice	23,155	25,476	(9)%
TOTAL SALES	11,930	11,658	2%	TOTAL	$1,257,871	$1,148,049	10%
________________				________________
(a) 2011 Excludes 524 GWh related to a wholesale contract terminated Dec 2011				(b) 2011 includes $23,219k related to a wholesale contract terminated Dec 2011

Gas Sales - MichCon Service Area (MMcf)				Gas Billings - MichCon Service Area ($000s)

	Q2 2012	Q2 2011	% Change		Q2 2012	Q2 2011	% Change
Residential	11,269	14,131	(20)%	Residential	$118,469	$148,485	(20)%
Commercial	2,394	3,169	(24)%	Commercial	23,214	31,449	(26)%
Industrial	393	204	93%	Industrial	3,155	1,706	85%
	14,056	17,504	(20)%		$144,838	$181,640	(20)%
End User Transportation*	33,804	27,343	24%	End User Transportation*	39,587	43,183	(8)%
TOTAL SALES	47,860	44,847	7%	TOTAL	$184,425	$224,823	(18)%
________________				________________
* Includes choice customers				* Includes choice customers

Weather
Cooling Degree Days				Heating Degree Days
Detroit Edison service territory				MichCon service territory
	Q2 2012	Q2 2011	% Change		Q2 2012	Q2 2011	% Change
Actuals	331	242	37%	Actuals	653	823	(21)%
Normal	193	193		Normal	781	803
Deviation from normal	71%	25%		Deviation from normal	(16)%	2%

Earnings Impact of Weather
Variance from normal weather (millions, after-tax)
	Q2 2012	Q2 2011
Detroit Edison*	$21	$—
MichCon	$(2)	$1
________________
* Pre 2012 Detroit Edison earnings not affected by weather due to RDM mechanism

Sales Analysis - YTD June 30, 2012
Electric Sales - Detroit Edison Service Area (GWh)				Electric Billings - Detroit Edison Service Area ($000s)

	YTD 2012	YTD 2011	% Change		YTD 2012	YTD 2011	% Change
Residential	7,287	7,495	(3)%	Residential	$1,087,273	$1,013,905	7%
Commercial	8,132	7,991	2%	Commercial	920,445	804,973	14%
Industrial	4,938	4,747	4%	Industrial	390,408	333,688	17%
Other (a)	479	517	(7)%	Other (b)	52,803	98,164	(46)%
	20,836	20,750	0%		$2,450,929	$2,250,730	9%
Choice	2,567	2,711	(5)%	Choice	44,625	51,511	(13)%
TOTAL SALES	23,403	23,461	0%	TOTAL	$2,495,554	$2,302,241	8%
________________				________________
(a) 2011 Excludes 1,043 GWh related to a wholesale contract terminated Dec 2011				(b) 2011 includes $45,942k related to a wholesale contract terminated Dec 2011

Gas Sales - MichCon Service Area (MMcf)				Gas Billings - MichCon Service Area ($000s)

	YTD 2012	YTD 2011	% Change		YTD 2012	YTD 2011	% Change
Residential	48,062	61,790	(22)%	Residential	$440,114	$591,759	(26)%
Commercial	11,046	15,673	(30)%	Commercial	96,209	144,820	(34)%
Industrial	628	503	25%	Industrial	4,960	4,218	18%
	59,736	77,966	(23)%		$541,283	$740,797	(27)%
End User Transportation*	81,818	79,066	3%	End User Transportation*	112,763	124,415	(9)%
TOTAL SALES	141,554	157,032	(10)%	TOTAL	$654,046	$865,212	(24)%
________________				________________
* Includes choice customers				* Includes choice customers

Weather
Cooling Degree Days				Heating Degree Days
Detroit Edison service territory				MichCon service territory
	YTD 2012	YTD 2011	% Change		YTD 2012	YTD 2011	% Change
Actuals	347	242	43%	Actuals	3,178	4,274	(26)%
Normal	193	193		Normal	4,006	4,016
Deviation from normal	80%	25%		Deviation from normal	(21)%	6%

Earnings Impact of Weather
Variance from normal weather (millions, after-tax)
	YTD 2012	YTD 2011
Detroit Edison*	$10	$—
MichCon	$(25)	$9
________________
* Pre 2012 Detroit Edison earnings not affected by weather due to RDM mechanism

Detroit Edison Temperature Normal Sales Analysis - June 30, 2012
Temperature Normal Electric Sales - Detroit Edison Service Area (GWh)				Temperature Normal Electric Sales - Detroit Edison Service Area (Includes Electric Choice) (GWh)

	YTD 2012	YTD 2011	% Change		YTD 2012	YTD 2011	% Change
Residential	7,218	7,301	(1)%	Residential	7,219	7,302	(1)%
Commercial	7,974	7,947	0%	Commercial	9,465	9,551	(1)%
Industrial	4,920	4,743	4%	Industrial	5,960	5,839	2%
Other (a)	479	517	(7)%	Other (a)	479	517	(7)%
	20,591	20,508	0%		23,123	23,209	0%
Choice	2,532	2,701	(6)%
TOTAL SALES	23,123	23,209	0%
________________
(a) 2011 Excludes 1,043 GWh related to a wholesale contract terminated Dec 2011